UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 16, 2022

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2022, the Board of Directors (the “Board”) of Fiserv, Inc. (the “Company”), upon the recommendation of the Talent and Compensation Committee of the Board, adopted the Fiserv, Inc. Executive Officer Cash Severance Policy (the “Policy”), which provides that if the Company enters into or establishes any new employment, severance or separation agreement, or severance plan or policy, with or for the benefit of any executive officer of the Company that provides for Cash Severance Benefits (as defined in the Policy) that exceeds 2.99 times the sum of the Base Salary (as defined in the Policy) plus Target Bonus (as defined in the policy) of the executive officer, the Company will include an advisory vote on the approval of such new severance arrangement at its next Annual Meeting of Shareholders.

This description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2022, the Board approved an amendment and restatement of the amended and restated by-laws (as amended, the “By-laws”) of the Company to (a) align Sections 5 and 10 of Article II of the By-laws with the Securities and Exchange Commission’s new requirements regarding universal proxies pursuant to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended; (b) modify the provisions relating to meeting adjournment procedures in Section 8(b) of Article II of the By-laws; (c) update references to the “chairman” of the Board to “chair” throughout the By-laws; and (d) make certain other minor changes to Article I – Offices, Section 13, Article III – Committees, and Section 14, Article III – Compensation of Directors.

This description of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

    (d) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws, dated November 16, 2022

10.1	Fiserv, Inc. Executive Officer Cash Severance Policy*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: November 21, 2022	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer